GOF SA6 1217

SUPPLEMENT DATED DECEMBER 7, 2017

TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

OF EACH OF THE FUNDS LISTED BELOW

Franklin Custodian Funds

Franklin Income Fund

Franklin Investors Securities Trust

Franklin Balanced Fund

The Statement of Additional Information (SAI) is amended as follows:

I.  For the Franklin Income Fund, the following replaces the second to last bullet in the list of bullet points under the “Goals, Strategies and Risks – Additional Strategies – Income Fund” heading in the SAI:

•         invest up to 15% of its assets in equity-linked notes, including up to 2% of the Fund’s assets in equity-linked notes on commodity-linked ETFs

II.  For the Franklin Income Fund, the following is added to the list of bullet points under the “Goals, Strategies and Risks – Additional Strategies – Income Fund” heading in the SAI:

•         buy and sell ETFs and options on ETFs

III.  For the Franklin Balanced Fund, the following replaces the second bullet in the list of bullet points under the “Goals, Strategies and Risks – Additional Strategies – Balanced Fund” heading in the SAI:

•         up to 15% of its assets in equity-linked notes, including up to 2% of the Fund’s assets in equity-linked notes on commodity-linked ETFs

IV.  For the Franklin Balanced Fund, the following is added to the list of bullet points under the “Goals, Strategies and Risks – Additional Strategies – Balanced Fund” heading in the SAI:

•         buy and sell options on ETFs

V.  For the Franklin Income Fund, the following is added to the “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks” section of the SAI:

Commodity-linked instruments Commodity-linked instruments are designed to provide exposure to the price movements of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments.

Obtaining exposure to the price movements of physical commodities through commodity-linked instruments presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; and monetary and other governmental policies, action and inaction. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.

Commodity-linked notes The value of a commodity-linked note is primarily linked to the price movements of physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), a commodity-based ETF or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets. The notes in which the Fund invests are typically issued by a bank or other financial institution or a commodity producer, and the Fund negotiates with the issuer to obtain specific terms and features that are tailored to the Fund’s investment needs. A typical note may have the following characteristics:

•  Issuer: A bank, other financial institution or commodity producer with respect to commodity-linked notes.

•  Maturity: Commodity-Linked Notes (12-18 months)

•  Purchase Price: The Fund purchases a note at a specified face value, for example $100 or $1,000.

•  Payment Characteristics: The Fund receives an interest payment at a fixed coupon rate determined at the time of purchase. With respect to commodity-linked notes, the Fund also receives a payment at maturity that is based on the price movement of the underlying commodity, for example heating oil, a commodity index (e.g., the S&P GSCI) or commodity-linked ETF (e.g., the SPDR® Gold Shares ETF).

•  “Put” and Automatic Redemption Features: The Fund typically has the right to “put” (or sell) a commodity-linked note to the issuer at any time, at a price based on the commodity-linked note’s face value as adjusted to reflect the price movement of the underlying commodity, commodity futures or option contract, commodity index, or other economic variable. A typical note also provides that the issuer will automatically repurchase the note from the Fund if the value of the note decreases to a specified level, which would occur if the price of the underlying commodity, commodity futures or option contract, or commodity index, which ever the case may be, reached a level specified under the terms of the note. The Fund can negotiate with the issuer to modify any of the typical characteristics described above. For example, the Fund can negotiate to extend or shorten the maturity of a note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate.

Please keep this supplement with your SAI for future reference.

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